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                                                                      EXHIBIT 1.

                                                                  EXECUTION COPY

                                AMENDMENT NO. 2

                           Dated as of April 5, 2002

                                       to

                         RECEIVABLES FUNDING AGREEMENT

                          Dated as of August 28, 2001

          THIS AMENDMENT NO. 2 (this "Amendment") is entered into as of April 5, 2002 by and among IMPERIAL SUGAR COMPANY, a Texas corporation ("Imperial"), each of the Originators party hereto (the "Originators"), IMPERIAL DISTRIBUTING, INC., a Delaware corporation (the "Servicer"), IMPERIAL SUGAR SECURITIZATION, LLC, a Delaware limited liability company (the "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a lender and as administrative agent for the lenders (in such capacity, the "Administrative Agent"). Capitalized terms used in this Amendment which are not otherwise defined herein shall have the meanings given such terms in Annex X to the Funding Agreement referred to below.

                                   RECITALS:

          WHEREAS, the Originators, Imperial and the Borrower are parties to a Receivables Sale Agreement dated as of August 28, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Receivables Sale Agreement");

          WHEREAS, the Borrower, Imperial, the Servicer, the financial institutions party thereto as lenders (the "Lenders") and the Administrative Agent are parties to a Receivables Funding Agreement dated as of August 28, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Funding Agreement");

          WHEREAS, many of the defined terms used in the Receivables Sale Agreement and the Funding Agreement are set forth in Annex X attached thereto ("Annex X"); and

          WHEREAS, the Originators, the Borrower, the Servicer, Imperial, the Lenders and the Administrative Agent have agreed to (i) amend the Funding Agreement and (ii) consent to an amendment to the Credit Agreement, in each case, on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Originators, the Borrower, the Servicer, Imperial, the Lenders and the Administrative Agent hereby agree as follows.
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          1.  Amendment to the Funding Agreement.  Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 below, Section 5.02 of the Funding Agreement is hereby amended as follows:

               (a) To delete clause (ii) of subsection (b) in its entirety and substitute the following therefor:

               "(ii) the Administrative Agent shall deem it necessary (in its sole discretion), then such reports shall be delivered daily."

               (b) To add the following subsections (d) and (e) thereto:

               "(d) No later than April 22, 2002, a report in reasonable detail setting forth the Parent's plan for improving the profitability of the Parent's and its Subsidiaries' business, which report shall include a schedule for the implementation thereof.

               (e) No later than May 31, 2002, a presentation by an investment bank selected by the Parent regarding the alternatives available to the Parent for repayment of its debt obligations."

          2. Consent to Amendment of Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, for purposes Section 9.01(t) of the Funding Agreement and Section 4.03(a) of the Receivables Sale Agreement, the Administrative Agent and the Lenders hereby consent to the First Amendment to Restructuring Credit Agreement in the form attached hereto as Exhibit A. In addition to the foregoing, the Administrative Agent hereby consents to the sale of the assets listed in Column A on Schedule 7.5 to the First Amendment to Restructuring Credit Agreement so long as the total cash consideration is not less than the amount set forth in Column B of Schedule 7.5.

          3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the "Effective Date") when, and only when, (i) the Administrative Agent shall have received each of the following:

          (a) counterparts of this Amendment duly executed by each of the parties hereto;

          (b) a fully executed copy of the First Amendment to Restructuring Credit Agreement;

          (c) such other documents, instruments and agreements as the Administrative Agent may reasonably request; and

          (d) an amendment fee in the amount of $200,000 for its account and the account of the Lenders;

and (ii) the First Amendment to Restructuring Credit Agreement shall be effective.

                                       2
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          4.    Representations and Warranties.

          (a) Upon the effectiveness of this Amendment, the Originators, the Borrower, the Servicer and Imperial each (i) hereby reaffirms in all material respects all covenants, representations and warranties made by it in the Receivables Sale Agreement, the Funding Agreement and each other Related Document to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date, (ii) agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and (iii) represents and warrants that, as of the Effective Date of this Amendment and after giving effect hereto, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event has occurred and is continuing.

          (b) The Originators, the Borrower, the Servicer and Imperial hereby represents and warrants that this Amendment, the Receivables Sale Agreement and the Funding Agreement, as amended hereby, constitute legal, valid and binding obligations of such Person (to the extent a party thereto) and are enforceable against such Person in accordance with their respective terms.

          5.    Reference to and Effect on Related Documents.

          (a) Upon the effectiveness of this Amendment pursuant to Section 4 hereof, on and after the Effective Date, each reference to the Receivables Sale Agreement and the Funding Agreement in any of the Related Documents shall mean and be a reference to the Receivables Sale Agreement or the Funding Agreement, as the case may be, as amended hereby.

          (b) Except as specifically set forth above, the Receivables Sale Agreement and the Funding Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Borrower, the Lenders or the Administrative Agent, nor constitute a waiver of any provision of any of the Related Documents, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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          8.    Entire Agreement.  This Amendment, taken together with the
Receivables Sale Agreement, the Funding Agreement and all of the other Related Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

          9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

          10. No Course of Dealing. The Lenders and the Administrative Agent have entered into this Amendment on the express understanding with the Borrower, the Originators, Imperial and the Servicer that in entering into this Amendment the Lenders and the Administrative Agent are not establishing any course of dealing with the Borrower, the Originators, Imperial or the Servicer. The rights of the Lenders and the Administrative Agent to require strict performance with all the terms and conditions of the Receivables Sale Agreement and the Funding Agreement as amended by this Amendment and the other Related Documents shall not in any way be impaired by the execution of this Amendment. Neither the Lenders nor the Administrative Agent shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Lenders and the Administrative Agent may require the payment of fees in connection therewith.

          11. Waiver of Claims. In consideration for the execution by the Lender and the Administrative Agent of this Amendment, each of the Borrower, the Servicer, the Parent and each Originator hereby waives each and every claim, defense, demand, action and suit of any kind or nature whatsoever against each of the Lender, the Administrative Agent and each other Affected Party arising on or prior to the date hereof in connection with the Funding Agreement, any of the Related Documents and the transactions contemplated thereby.

                                       4
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          IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first above written.

                              IMPERIAL SUGAR SECURITIZATION, LLC, as the
                              Borrower

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer

                              IMPERIAL DISTRIBUTING, INC., as Servicer

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer

                              DIAMOND CRYSTAL SPECIALTY FOODS, INC., as an
                              Originator

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer

                              DIAMOND CRYSTAL BRANDS, INC., as an Originator

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer

                              HOLLY SUGAR CORPORATION, as an Originator

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer

                               IMPERIAL-SAVANNAH LP, as an Originator

                                  /s/ Karen L. Mercer
                              By _____________________________
                                 Name:  Karen L. Mercer
                                 Title: Treasurer


                                Signature Page
                                      to
                                Amendment No. 2
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                              DIAMOND CRYSTAL BRANDS LP, as an Originator

                                  /s/ Karen L. Mercer
                              By _____________________________
                              Name:  Karen L. Mercer
                              Title: Treasurer

                              GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as Administrative Agent

                                  /s/ Craig Winslow
                              By _____________________________
                              Name:  Craig Winslow
                              Title: Duly Authorized Signatory



                                Signature Page
                                      to
                                Amendment No. 2